Echo Automotive, Inc. 10-Q/A

Exhibit 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Amendment No. 1 to the Quarterly Report on Form 10-Q/A of Echo Automotive, Inc. (the “Company”) for the quarter ended March 31, 2014, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned William D Kennedy, Chief Executive Officer, Interim Chief Financial Officer and Interim Secretary of Echo Automotive, Inc., certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: June 2, 2014

/s/ William D Kennedy
William D Kennedy
Chief Executive Officer, Interim Chief Financial Officer and Interim Secretary
(Principal Executive Officer and Interim Principal Accounting Officer)